IMPORTANT NOTICE
ProShares DJ Brookfield Global Infrastructure ETF (TOLZ)
ProShares Equities for Rising Rates ETF (EQRR)
ProShares Global Listed Private Equity ETF (PEX)
ProShares Hedge Replication ETF (HDG)
ProShares Inflation Expectations ETF (RINF)
ProShares Large Cap Core Plus (CSM)
ProShares Long Online/Short Stores ETF (CLIX)
ProShares Managed Futures Strategy ETF (FUT)
ProShares MSCI EAFE Dividend Growers ETF (EFAD)
ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV)
ProShares MSCI Europe Dividend Growers ETF (EUDV)
ProShares Online Retail ETF (ONLN)
ProShares RAFITM Long/Short (RALS)
ProShares Russell 2000 Dividend Growers ETF (SMDV)
ProShares S&P 500® Ex-Energy ETF (SPXE)
ProShares S&P 500® Ex-Financials ETF (SPXN)
ProShares S&P 500® Ex-Health Care ETF (SPXV)
ProShares S&P 500® Ex-Technology ETF (SPXT)
ProShares S&P MidCap 400® Dividend Aristocrats ETF (REGL)
(each a “Fund”)
Supplement dated January 30, 2019
to each Fund’s Summary Prospectus
dated October 1, 2018
After the close of business on February 6, 2019, each Fund will reduce the size of its Creation Units to 10,000 shares.
The following replaces the corresponding information in each Fund’s Summary Prospectus:
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Please retain this supplement for future reference.